Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP014 [Member]
Income Tax Status [Line Items]
Income Tax Status

6. Income Tax Status

The Puerto Rico Department of the Treasury has determined and informed the Company by letter dated February 24, 2014 and effective January 1, 2011, that the Plan and related trust is designed in accordance with the applicable sections of the IRC. Subsequent to this determination by the Treasury, the Plan was amended. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. The Plan obtained letters dated March 14, 2025, June 14, 2024, and April 26, 2023, in which the Puerto Rico Department of the Treasury ruled that the amendments did not affect the qualified status of the Plan. The Committee believes that the Plan is designed and currently being operated in compliance with the applicable requirements of the IRC and therefore believes that the Plan is qualified and the related trust is tax-exempt.

Accounting principles generally accepted in the United States of America require Plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the taxing authority. There are no uncertain tax positions taken or expected to be taken by the Plan. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by tax jurisdictions; however, there are currently no audits for any tax periods in progress.